GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds
Class A, Class B, Class C, Institutional, Service
Class IR and Class R Shares of the

Goldman Sachs Core Plus Fixed Income Fund
(the “Fund”)

Supplement dated April 23, 2012 to the
Prospectus dated July 29, 2011 (the “Prospectus”)

Effective immediately, the following changes will be made to the Fund’s Prospectus.

The following replaces the first sentence of the second paragraph of the “Goldman Sachs Core Plus Fixed Income Fund—Summary—Principal Strategy” and “Investment Management Approach—Principal Investment Strategies—Core Plus Fixed Income Fund” sections of the Prospectus:

The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 25% (prior to May 21, 2012, 15%) of its Total Assets at the time of purchase.

The following replaces the line item “Non-Investment Grade Fixed Income Securities” in the “Investment Securities” table in the “Investment Management Approach” section of the Prospectus for the Fund:

Non-Investment Grade Fixed Income Securities      25 (prior to May 21, 2012, 15%)

The following replaces the first sentence of the third paragraph of the “Appendix A Additional Information on Portfolio Risks, Securities and Techniques—B. Other Portfolio Risks” section of the Prospectus:

The Core Plus Fixed Income Fund may invest up to 25% (prior to May 21, 2012, 15%) of its Total Assets at the time of purchase, and the Strategic Income Fund may invest an unlimited amount, in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.”

This Supplement should be retained with your Prospectus for future reference.

CPFIIMASTK 04-12